UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           January 27, 2008
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200


-----------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 27 and January 28, 2008, the Company's Compensation Committee, together with (in the case of the compensation of the Company's Chief Executive Officer), the other independent members of the Board of Directors, approved the following compensation:

Base Salary Increases:

----------------------------------------------------------------------------
|Officer |Title                         |Current    |% Increase|New        |
|        |                              |Annualized |          |Annualized |
|        |                              |Base Salary|          |Base Salary|
----------------------------------------------------------------------------
|Douglas |President and Chief Executive |$695,032   |0%        |$695,032   |
|W.      |Officer                       |           |          |           |
|Stotlar |                              |           |          |           |
----------------------------------------------------------------------------
|Kevin C.|Senior Vice President and     |$357,032   |0%        |$357,032   |
|Schick  |Chief Financial Officer       |           |          |           |
----------------------------------------------------------------------------
|Robert  |Senior Vice President         |$373,048   |10%       |$410,384   |
|L.      |                              |           |          |           |
|Bianco  |                              |           |          |           |
----------------------------------------------------------------------------
|John G. |Senior Vice President         |$400,036   |10%       |$440,076   |
|Labrie  |                              |           |          |           |
----------------------------------------------------------------------------


2008 Short-Term Incentive Compensation Awards. The annual incentive compensation awards are based upon performance goals approved by the Compensation Committee. As further described below, two performance goals apply to the 2008 awards to the executives named in the table below, with one goal based on operating income and a second goal based on achievement of enterprise synergies. The operating income goal for Messrs. Stotlar and Schick is based on the performance of the Company; the operating income goal for Mr. Bianco is based on the performance of Menlo Worldwide; and the operating income goal for Mr. Labrie is based on the performance of Con-way Freight, Inc. The maximum payment that can be earned by any executive based on the two performance goals is equal to twice his target award as shown in the table below.


-----------------------------------------------------------------------------
|Officer |Title                             |Target Award, as      |Target  |
|        |                                  |Percentage of Salary  |Award   |
|        |                                  |                      |($)     |
-----------------------------------------------------------------------------
|Douglas |President and Chief Executive     |100%                  |$695,032|
|W.      |Officer                           |                      |        |
|Stotlar |                                  |                      |        |
-----------------------------------------------------------------------------
|Kevin C.|Senior Vice President and Chief   |75%                   |$267,774|
|Schick  |Financial Officer                 |                      |        |
-----------------------------------------------------------------------------
|Robert  |Senior Vice President             |75%                   |$307,788|
|L.      |                                  |                      |        |
|Bianco  |                                  |                      |        |
-----------------------------------------------------------------------------
|John G. |Senior Vice President             |75%                   |$330,057|
|Labrie  |                                  |                      |        |
-----------------------------------------------------------------------------


2008 Long-Term Incentive Compensation Awards

2008 long-term incentive compensation awards include performance share plan unit awards, restricted stock awards, and stock option awards.

A. Awards of Performance Share Plan Units. Each performance share plan unit described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan and a performance share plan unit grant agreement in the form attached as Exhibit 99.1 hereto. Except as described in the following paragraph, the number of performance share plan units that are eligible to vest ("eligible PSPUs") is dependent upon the Company's earnings per share from continuing operations for the one-year period from January 1, 2008 through December 31, 2008, and can range from 0% to 100% of the target award.

All eligible PSPUs will vest on January 28, 2011 (the third anniversary of the grant date) or earlier upon a change in control occurring after December 31, 2008. A pro rata portion (based on the number of months elapsed divided by 36) of the eligible PSPUs will vest upon the executive's death or disability, or upon retirement at or after age 65 or pursuant to the "Rule of 85" (that is, age plus years of service equal to or greater than 85), in each case occurring at any time after December 31, 2008. A pro rata portion (based on the number of months elapsed divided by 12) of the target PSPUs will vest upon a change in control occurring during the period from January 1, 2008 through December 31, 2008. Dividend equivalents are not paid on performance share plan units. The foregoing description of the performance share plan unit awards is qualified in its entirety by reference to the form of performance share plan unit award grant agreement in the form attached as
Exhibit 99.1 to this Report on Form 8-K.


-----------------------------------------------------------------------------
|Officer |Title                            |Number of Performance Share Plan|
|        |                                 |Units at Target                 |
-----------------------------------------------------------------------------
|Douglas |President and Chief Executive    |21,019                          |
|W.      |Officer                          |                                |
|Stotlar |                                 |                                |
-----------------------------------------------------------------------------
|Kevin C.|Senior Vice President and Chief  |6,073                           |
|Schick  |Financial Officer                |                                |
-----------------------------------------------------------------------------
|Robert  |Senior Vice President            |6,981                           |
|L.      |                                 |                                |
|Bianco  |                                 |                                |
-----------------------------------------------------------------------------
|John G. |Senior Vice President            |7,486                           |
|Labrie  |                                 |                                |
-----------------------------------------------------------------------------

B. Stock Option Awards. Each stock option award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan and a stock option agreement, in the form attached as Exhibit 99.2 to the Company's Report on Form 8-K dated September 29, 2006. These documents provide that the options have a term of ten years, will vest in equal annual installments over three years, commencing January 1, 2009, or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). Upon retirement at age 65 or pursuant to the "Rule of 85" (that is, age plus years of service equal to or greater than 85), the options vest and are exercisable for a period of one year thereafter. The foregoing description of the stock option awards is qualified in its entirety by reference to the form of stock option agreement attached as Exhibit 99.2 to the Company's Report on Form 8-K dated September 29, 2006.



-----------------------------------------------------------------------------
|Officer |Title                |Non-      |Incentive |Total  |Exercise Price|
|        |                     |Qualified |Stock     |Option |              |
|        |                     |Option    |Option    |Shares |              |
|        |                     |Shares    |Shares    |       |              |
-----------------------------------------------------------------------------
|Douglas |President and Chief  |86,599    |2,268     |88,867 |$44.09        |
|W.      |Executive Officer    |          |          |       |              |
|Stotlar |                     |          |          |       |              |
-----------------------------------------------------------------------------
|Kevin C.|Senior Vice President|23,410    |2,268     |25,678 |$44.09        |
|Schick  |and Chief Financial  |          |          |       |              |
|        |Officer              |          |          |       |              |
-----------------------------------------------------------------------------
|Robert  |Senior Vice President|27,247    |2,268     |29,515 |$44.09        |
|L.      |                     |          |          |       |              |
|Bianco  |                     |          |          |       |              |
-----------------------------------------------------------------------------
|John G. |Senior Vice President|29,383    |2,268     |31,651 |$44.09        |
|Labrie  |                     |          |          |       |              |
-----------------------------------------------------------------------------

C. Restricted Stock Awards. Each restricted stock award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan and a restricted stock award agreement, in the form attached hereto as Exhibit 99.2. These documents provide that the restricted stock will vest on January 28, 2011 (the third anniversary of the grant date), or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). In addition, a pro rata portion (based on the number of months elapsed divided by 36) will vest upon retirement at age 65 or pursuant to the Rule of
85. Dividends are paid on shares of restricted stock. The foregoing description of the restricted stock awards is qualified in its entirety by reference to the form of restricted stock award agreement attached hereto as
Exhibit 99.2.


----------------------------------------------------------------------------
|Officer |Title                                 |Number of Shares of       |
|        |                                      |Restricted Stock          |
----------------------------------------------------------------------------
|Douglas |President and Chief Executive Officer |21,019                    |
|W.      |                                      |                          |
|Stotlar |                                      |                          |
----------------------------------------------------------------------------
|Kevin C.|Senior Vice President and Chief       |6,073                     |
|Schick  |Financial Officer                     |                          |
----------------------------------------------------------------------------
|Robert  |Senior Vice President                 |6,981                     |
|L.      |                                      |                          |
|Bianco  |                                      |                          |
----------------------------------------------------------------------------
|John G. |Senior Vice President                 |7,486                     |
|Labrie  |                                      |                          |
----------------------------------------------------------------------------

Special Awards:

On January 27, 2008, the Compensation Committee approved the following special cash bonuses, in recognition of the executives' significant contributions to the successful completion of the Company's acquisition of Contract Freighters, Inc. in August 2007.

----------------------------------------------------------------------------
|Officer      |Title                                          |Bonus Amount|
----------------------------------------------------------------------------
|Kevin C.     |Senior Vice President and Chief Financial      |$10,000     |
|Schick       |Officer                                        |            |
----------------------------------------------------------------------------
|John G.      |Senior Vice President                          |$5,000      |
|Labrie       |                                               |            |
----------------------------------------------------------------------------



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits


        Exhibit No.             Description
        -----------             -----------
        99.1                    Performance Share Plan Unit Grant Agreement
        99.2                    Restricted Stock Award Agreement



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Con-way Inc.
                        ------------
                        (Registrant)

January 30, 2008        /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        General Counsel and Corporate Secretary